UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment Number 1 to

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2013 (February 13, 2013)

VB CLOTHING, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-170779	27-3687123
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1350 Main Street, Suite 1407
 Springfield, Massachusetts 01103

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (855) 849-2666

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Explanatory Note

This Amendment Number 1 to the Current Report filed on Form 8-K dated February 20, 2013 is being filed to include our unaudited consolidated pro forma financial statements as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Filed herewith as Exhibit 99.1 to this Report and incorporated herein by reference are the Audited Financial Statements for the year ended December 31, 2011 and the interim stub period October 31, 2012 for VizConnect.

(a)	Pro forma financial information.

Filed herewith as Exhibit 99.2 to this Report and incorporated herein by reference are the unaudited pro forma consolidated financial statements as of October 31, 2012.

(c)	Shell Company Transactions.

Reference is made to Items 9.01(a) and 9.01(b) and the exhibits referred to therein which are incorporated herein by reference.

(d)	Exhibits.

Certain of the agreements filed as exhibits to this Report contain representations and warranties by the parties to the agreements that have been made solely for the benefit of the parties to the agreement. These representations and warranties:

●	may have been qualified by disclosures that were made to the other parties in connection with the negotiation of the agreements, which disclosures are not necessarily reflected in the agreements;
●	may apply standards of materiality that differ from those of a reasonable investor; and
●	were made only as of specified dates contained in the agreements and are subject to subsequent developments and changed circumstances.

Accordingly, these representations and warranties may not describe the actual state of affairs as of the date that these representations and warranties were made or at any other time. Investors should not rely on them as statements of fact.

ExhibitNumber	Description

2.1	Share Exchange Agreement, dated February 13, 2013, by and among VB Clothing, Inc., its principal shareholder, VizConnect LLC and the members of Viz Connect LLC (1)
3.1 (1)	Articles of Incorporation (1)
3.2 (1)	Bylaws (1)
10.1	Cancellation Agreement, dated February 13, 2013, by and among VB Clothing, Inc. and its principal shareholder (1)
10.2	Form of IBA Consulting Agreement (1)
16.1	Letter from Sam Kan & Company (1)
99.1	Audited Financial Statements for the ten month period ended October 31, 2012 and for the year ended December 31, 2011 for VizConnect LLC (1)
99.2	Pro forma unaudited consolidated financial statements as of August 31, 2012

(1)	Referred to and incorporated herein by reference to the Exhibits filed with the Company’s Current Report on Form 8-K filed on February 20, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VB CLOTHING, INC.

Dated: April 10, 2013	By:	/s/ Paul Cooleen
Paul Cooleen
President